Major restructuring costs	12 Months Ended
Dec. 31, 2023
Restructuring provision [abstract]
Major restructuring costs

10. Major restructuring costs
Within the Pharmaceuticals sector, the highly regulated manufacturing operations and supply chains and long lifecycle of the business mean that restructuring programmes, particularly those that involve the rationalisation or closure of manufacturing or R&D sites, are likely to take several years to complete.
Major restructuring costs are those related to specific Board-approved Major restructuring programmes, including integration costs following material acquisitions, which are structural and are of a significant scale where the costs of individual or related projects exceed £25 million.
In January 2020, the Board approved a Separation Preparation programme to prepare for the separation of GSK into two companies. This programme is largely complete. After the acquisition of Sierra Oncology (July 2022) and Affinivax (August 2022), the Board approved a Major restructuring programme for the integration of significant acquisitions designed to integrate and achieve synergies. In June 2023 GSK acquired Bellus Health Inc.
The total restructuring costs of £382 million in 2023 (2022: £321 million; 2021: £424 million) were incurred in the following areas:
–Restructuring costs for separation of GSK into two companies
–Continued transformation of central functions, including GSK technology platforms and interfaces, to deliver greater digital synergies, simplification of applications and staff reductions
–The integration of acquisitions.
The analysis of the costs charged to operating profit under these programmes was as follows:

	2023 £m	2022 £m	2021 £m
Increase in provision for Major restructuring programmes (see Note 32)	172	138	321
Amount of provision reversed unused (see Note 32)	(55)	(111)	(140)
Impairment losses recognised	33	122	14
Other non-cash charges/(credit)	86	(7)	25
Other cash costs	146	179	204
	382	321	424
Provision reversals of £55 million reflected provision releases mainly related to the Separation Preparation programme. Asset impairments of £33 million and other non-cash charges of £86 million principally comprised fixed asset write-downs of manufacturing and administrative facilities and accelerated depreciation where asset lives have been shortened in the supply chain manufacturing network as a result of the Major restructuring programmes. All other charges have been or will be settled in cash and include site closure costs, consultancy and project management costs.
The analysis of Major restructuring charges by programme was as follows:

	2023
	Cash £m	Non-cash £m	Total £m
Separation Preparation programme	199	117	316
Significant acquisitions	65	1	66
Legacy programmes	(1)	1	–
	263	119	382

	2022
	Cash £m	Non-cash £m	Total £m
Separation Preparation programme	177	110	287
Significant acquisitions	20	–	20
Legacy programmes	9	5	14
	206	115	321
The analysis of Major restructuring charges by income statement line was as follows:

	2023 £m	2022 £m	2021 £m
Cost of sales	164	102	102
Selling, general and administration	216	180	277
Research and development	2	39	45
	382	321	424